UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 17, 2006 (October 13, 2006)
Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES, INC.
(Exact Name of Company as Specified in its Charter)

NEW YORK	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

462 Seventh Avenue, 14th floor, New York, NY 10018
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

NEWTEK CAPITAL, INC.

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek’s beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and Exchange Commission.  Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 8.01 Other Events.

On October 13, 2006, Newtek Business Services, Inc. issued a press release entitled “Newtek Business Services Announces Symbol Change.” A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

On October 16, 2006, Newtek Business Services, Inc. issued a press release entitled “Newtek Business Services Introduces New Website.” A copy of the press release is filed as Exhibit 99.2 to this Form 8-K.

On October 17, 2006, Newtek Business Services, Inc. issued a press release entitled “Newtek Business Services Signs Alliance With Maxim Group.” A copy of the press release is filed as Exhibit 99.3 to this Form 8-K.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued by Newtek Business Services, Inc., dated October 13 2006, entitled “Newtek Business Services Announces Symbol Change.”

99.2	Press Release issued by Newtek Business Services, Inc., dated October 16, 2006, entitled “Newtek Business Services Introduces New Website.”

99.3	Press Release issued by Newtek Business Services, Inc., dated October 17, 2006, entitled “Newtek Business Services Signs Alliance With Maxim Group.”

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.

Date: October 17 , 2006	By:	/s/ Barry Sloane
Barry Sloane
Chairman of the Board, Chief Executive Officer, Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release issued by Newtek Business Services, Inc., dated October 13, 2006, entitled “Newtek Business Services Announces Symbol Change.”

99.2	Press Release issued by Newtek Business Services, Inc., dated October 16, 2006, entitled “Newtek Business Services Introduces New Website.”

99.3	Press Release issued by Newtek Business Services, Inc., dated October 17, 2006, entitled “Newtek Business Services Signs Alliance With Maxim Group.”